                            SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for Use of the  Commission  Only  (as  permitted  by Rule
     14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-12

        Delaware Investments Colorado Insured Municipal Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.   Title of each class of securities to which transaction applies:

     2.   Aggregate number of securities to which transaction applies:

     3.   Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4.   Proposed maximum aggregate value of transaction:

     5.   Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)       Amount Previously Paid:

              ____________________________________________________________

     2)       Form, Schedule or Registration Statement No.:

              ____________________________________________________________

     3)       Filing Party:

              ____________________________________________________________

     4)       Date Filed:

              ____________________________________________________________

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-12

           Delaware Investments Florida Insured Municipal Income Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.   Title of each class of securities to which transaction applies:

     2.   Aggregate number of securities to which transaction applies:

     3.   Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4.   Proposed maximum aggregate value of transaction:

     5.   Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)       Amount Previously Paid:

              ____________________________________________________________

     2)       Form, Schedule or Registration Statement No.:
              ____________________________________________________________

     3)       Filing Party:

              ____________________________________________________________

     4)       Date Filed:

              ____________________________________________________________

[DELAWARE INVESTMENTS LOGO]

                                                              2005 Market Street
                                                     Philadelphia, PA 19103-7094

FOR IMMEDIATE RELEASE

Contact:  Ayele Ajavon                               Laurel O'Brien
Corporate Communications                             Corporate Communications
Delaware Investments                                 Delaware Investments
215-255-1632                                         215-255-1520
aajavon@delinvest.com                                lobrien@delinvest.com

Delaware  Investments  Colorado Insured Municipal Income Fund, Inc. and Delaware
Investments  Florida Insured  Municipal  Income Fund Adjourn Annual  Shareholder
Meeting  with  Respect to Proposals  to Change  Certain  Fundamental  Investment
Policies

PHILADELPHIA,  August 15, 2007 - Delaware Investments Colorado Insured Municipal
Income Fund, Inc. (ASE: VCF) and Delaware  Investments Florida Insured Municipal
Income Fund (ASE:  VFL) (each, a "Fund") today  announced the adjournment of the
Annual Meeting of Shareholders (the "Annual Meeting") until Thursday,  September
13, 2007 at 3:00 p.m.,  local time,  at which time it will be  reconvened at the offices of Delaware  Investments,  One Commerce Square, 2005 Market Street, 30th
Floor Board Room, Philadelphia, PA. The Annual Meeting was adjourned to give the
Funds  additional  time to  solicit  proxies  for  proposals  to change  certain fundamental investment policies for each Fund.

Delaware Investments Colorado Insured Municipal Income Fund, Inc.

Shareholders of Delaware  Investments  Colorado  Insured  Municipal Income Fund,
Inc.  (the "CO  Fund")  are being  asked to vote on a proposal  to  eliminate  a fundamental  investment  policy  requiring  the CO Fund to invest  primarily  in insured Colorado municipal  securities rated AAA, and permitting the CO Fund, as a non-fundamental  investment policy, to invest without limitation in uninsured, investment  grade Colorado  municipal  securities  (including  those rated below
AAA). If these changes to the fundamental investment policy are approved, the CO
Fund may invest up to 20% of its net  assets in  non-investment  grade  Colorado municipal  securities as a  non-fundamental  investment  policy. If the proposed changes are approved by  shareholders,  the CO Fund will be renamed the Delaware
Investments  Colorado  Municipal  Income Fund,  Inc.,  consistent  with its new, uninsured investment strategy.

If these  changes are  approved by the CO Fund's  shareholders,  the  investment objective  of the CO Fund,  which is  non-fundamental,  will  continue  to be to provide current income exempt from regular federal income tax and Colorado state
income  tax,   consistent  with  the  preservation  of  capital.   Under  normal
circumstances,  the CO Fund  will  invest  at  least  80% of its net  assets  in investment grade quality  Colorado  municipal bonds. The CO Fund will be able to invest up to 20% of its net  assets  in  municipal  obligations  issued by or on behalf of  territories  of the  United  States - such as Guam,  the U.S.  Virgin
Islands or Puerto Rico - that are exempt from  Colorado and federal  income tax, subject to the CO Fund's fundamental  investment policy to invest 80% of its net assets in Colorado municipal obligations. Additionally, the CO Fund will be able to invest up to 20% of its net  assets in  municipal  bonds  with an  investment rating of Ba/BB or lower,  or that are  unrated  but judged to be of  comparable quality by the CO Fund's  investment  adviser.  Investment in municipal bonds of
below   investment  grade  quality  involves  special  risks  as  compared  with investment in higher grade

Delaware  Investments  is the marketing name for Delaware  Management  Holdings,
Inc. and its subsidiaries.

www.delawareinvestments.com

Delaware  Investments  Colorado Insured Municipal Income Fund, Inc. and Delaware
Investments  Florida Insured  Municipal  Income Fund Adjourn Annual  Shareholder
Meeting  with  Respect to Proposals  to Change  Certain  Fundamental  Investment
Policies/ Pg 2

municipal bonds.  These risks include greater  sensitivity to economic downturns in Colorado or in the United States generally. Securities rated below investment grade are  commonly  known as "junk  bonds."  Such  securities  are  regarded as predominantly  speculative  with respect to the issuer's ability to pay interest and repay principal owed.

The  management  of the CO Fund  believe that  permitting  the CO Fund to invest without  limitation in investment  grade Colorado  municipal  securities  (those rated BBB or above)  and up to 20% of its net  assets  in  non-investment  grade municipal  securities will allow the portfolio managers and research analysts to take greater  advantage of  investment  opportunities  that may generate  higher current  yield for the CO Fund's  shareholders.  The  management  of the CO Fund believe  that  broadening  the CO Fund's  authority  to invest in this area will improve the portfolio managers'  flexibility in meeting the CO Fund's investment objective.

Delaware Investments Florida Insured Municipal Income Fund

Florida repealed its intangible personal property tax effective January 1, 2007, and  it  has  no  state  income  tax.  As a  result,  the  continued  appeal  of
Florida-only  municipal debt funds is limited,  as municipal bonds issued by the state of Florida no longer provide a specific tax advantage to Florida residents over municipal securities of extrastate issuers.

Shareholders of Delaware  Investments Florida Insured Municipal Income Fund (the
"FL Fund")  are  therefore  being  asked to vote on a proposal  to  eliminate  a fundamental  investment  policy  requiring  the FL Fund to invest 80% of its net assets in insured,  AAA-rated municipal bonds issued by the State of Florida. If these changes to the  fundamental  investment  policy are approved,  the FL Fund may, as a non-fundamental  policy,  (1) invest without limitation in un-insured, investment  grade municipal  securities of states other than Florida  (including those  rated  below  AAA)  and  (2)  invest  up to  20%  of its  net  assets  in non-investment grade municipal securities.  If the proposed changes are approved by shareholders,  the FL Fund will be renamed the Delaware  Investments National
Municipal Income Fund, consistent with its new, national investment strategy.

If these  changes  are  approved  by the FL Fund's  shareholders,  the FL Fund's investment  objective,  which is  non-fundamental,  will be  changed  to provide current  income  exempt from regular  federal  income tax,  consistent  with the preservation of capital. As a fundamental policy, under normal circumstances the
FL Fund will invest at least 80% of its net assets in securities the income from which is exempt from federal income taxes. The FL Fund will be able to invest up to 20% of its net assets in municipal  bonds with an investment  rating of Ba/BB or lower,  or that are unrated but judged to be of comparable  quality by the FL
Fund's  investment  adviser.  Investment in municipal bonds of below  investment grade quality involves special risks as compared with investment in higher grade municipal  bonds.  These risks include greater  sensitivity to general  economic downturns.  Securities  rated below investment grade are commonly known as "junk bonds." Such securities are regarded as  predominantly  speculative with respect to the issuer's ability to pay interest and repay principal owed.

It is  anticipated  that the FL Fund will  transition its portfolio over time to
include  municipal  bonds  from  other  states  and  territories.   During  that
transition  period,  the FL Fund may have  significant  investments  in  Florida municipal  bonds.  This  could  make  the FL Fund  more  sensitive  to  economic conditions  in  Florida  than  other more  geographically  diversified  national municipal income funds.

Delaware  Investments  Colorado Insured Municipal Income Fund, Inc. and Delaware
Investments  Florida Insured  Municipal  Income Fund Adjourn Annual  Shareholder
Meeting  with  Respect to Proposals  to Change  Certain  Fundamental  Investment
Policies/ Pg 3

Shareholders  of the FL Fund could  benefit from the  increased  diversification offered by a national  municipal  bond fund without a single-state  mandate.  By converting the FL Fund into a national  fund,  investors of the FL Fund would be exposed to less  geographical  risk, and, as discussed above,  Florida municipal securities  no longer  offer unique tax  benefits to Florida  residents.  The FL
Fund's  management also believes that  shareholders of the FL Fund would benefit from the  increased  diversification  offered  by a  municipal  securities  fund without an insured mandate. In addition, management believes that permitting the
FL Fund to invest without  limitation in investment  grade municipal  securities
(those  rated BBB and above)  and up to 20% of its net assets in  non-investment grade  municipal  securities  (those rated below BBB) will improve the portfolio managers' flexibility in meeting the FL Fund's investment objective.

About Delaware Investments:
Delaware   Investments,   an  affiliate  of  Lincoln   Financial   Group,  is  a
Philadelphia-based diversified asset management firm with more than $164 billion in assets under management as of June 30, 2007. Through a broad range of managed accounts and portfolios,  mutual funds, retirement accounts,  sub-advised funds, education  savings plans and other  investment  products,  Delaware  Investments provides  investment  services  to  individual  investors  and to  institutional investors such as private and public pension funds,  foundations,  and endowment funds.  Delaware  Investments  is the  marketing  name for  Delaware  Management
Holdings,   Inc.  and  its  subsidiaries.   For  more  information  on  Delaware
Investments, visit the company at www.delawareinvestments.com. Lincoln Financial
Group is the marketing name for Lincoln National Corporation (NYSE: LNC) and its affiliates. For more information on Lincoln Financial Group, visit www.lfg.com.

                                    -- ### --